Exhibit 10.10.2

Humacyte 4.24.2014

SECOND AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

This Second Amendment (this “Second Amendment”), effective as of April 24, 2014, amends the Exclusive Patent License Agreement, effective March 14, 2006, as amended by the First Amendment to Exclusive Patent License Agreement, effective as of February 25, 2011 (as so amended, the “Agreement”), between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), having its principal office at Durham, North Carolina 27708, and Humacyte, Inc., a corporation organized under the laws of North Carolina (“COMPANY”) with its corporate headquarters and principal office at 7020 Kit Creek Road, Morrisville, NC 27560. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, COMPANY has been engaged in good faith and reasonable commercial efforts to commercialize the PATENT RIGHTS and develop, register, market and sell LICENSED PRODUCTS, and desires to negotiate an amendment to the DUE DILIGENCE SCHEDULE.

WHEREAS, the Agreement requires that any change or modification to the Agreement and the DUE DILIGENCE SCHEDULE be set forth in a written instrument executed by both DUKE and COMPANY.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

1. The obligation described in the last bullet of the DUE DILIGENCE SCHEDULE is hereby deleted in its entirety and replaced with the following:

●	[***]

2. DUKE and COMPANY hereby agree that the requirements set forth in the [***] of the DUE DILIGENCE SCHEDULE, for [***] have previously been timely satisfied in accordance with the Agreement. In addition, DUKE hereby acknowledges prior receipt of the Milestone Payments set forth in Sections 3.01(f)(i) through (iii) of the Agreement.

3. Section 12.01 of the Agreement is hereby amended to revise the contact information for purposes of the delivery of notices to COMPANY pursuant to the Agreement as follows:

For delivery via the U.S. Postal Service:

Humacyte, Inc.

Attn: Chief Financial Officer

P.O. Box 12695

NY: 865628-1

Durham, NC 27709

cc:	(if of a legal nature, which such copy shall not constitute notice in the case of COMPANY or DUKE)

Carey S. Roberts

Covington & Burling LLP

620 Eighth Avenue

New York, NY 10018

4. Upon the effectiveness of this Second Amendment, each reference in the Agreement to (i) “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) to the “DUE DILIGENCE SCHEDULE” shall mean and be a reference to the DUE DILIGENCE SCHEDULE as amended hereby.

5. All terms, conditions and provisions of the Agreement not expressly amended, modified or deleted by this Second Amendment shall continue in full force and effect and are hereby ratified by the parties. This Second Amendment is binding on and inures to the benefit of the parties and their permitted hefts, successors and assigns.

6. The Agreement, together with any exhibits and appendices affixed thereto, all as modified by this Second Amendment, constitutes the entire and exclusive agreement between DUKE and COMPANY with respect to the subject matters thereof.

7. This Second Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina without regard to conflict of law principles thereof.

8. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(Signature Page Follows)

(Signature Page to Second Amendment to Duke / Humacyte License)

IN WITNESS WHEREOF, the parties have executed this Second Amendment to be executed by their duly authorized representatives.

DUKE UNIVERSITY		HUMACYTE, INC.

By:	/s/ Rose Ritts	By:	/s/ Paul A. Boyer
Name:	Rose Ritts, PhD	Name:	Paul A. Boyer
Title:	Executive Director, Office of Licensing & Ventures, Duke University & DUMC	Title:	CFO

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